Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of TOA Distribution Systems Inc for the Year Ended March 31, 2017, I, Andy Ruppanner, President and Chief Executive Officer of TOA Distribution Systems Inc hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Annual Report on Form 10-K for the Year March 31, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in such Annual Report on Form 10-K for the Year ended March 31, 2017, fairly presents, in all material respects, the financial condition and results of operations of TOA Distribution Systems Inc.

By: /s/	Andy Ruppanner

Andy Ruppanner
Chief Executive Officer, Chief Financial Officer, Secretary and Director

Dated:	June 22, 2017

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